UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): November 27, 2007



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    CURRENT REPORT ON FORM 8-K


ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
             ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
             OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
             OFFICERS.

     Effective November 27, 2007, Joseph B. Conahan, Jr. was appointed to the Board of Directors of First Keystone Corporation
(the "Corporation") and the Board of Directors of Corporation's wholly owned subsidiary, First Keystone National Bank (the
"Bank").

     Mr. Conahan was appointed as a Class B director to serve until the 2010 annual meeting of shareholders. He will serve on the Loan Administration, Marketing, and Building committees of the board of directors of the Bank.




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                            Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Dated:    November 28, 2007



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